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FORM S.F.E.
NUMBER                                                                    SHARES
1020

                             THE FINANCE TEAM, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
              AUTHORIZED 100 SHARES COMMON STOCK, $0.001 PAR VALUE


This Certifies that ___________________________________________________is the
registered holder of __________________________________________________Shares
OF THE COMMON STOCK OF THE FINANCE TEAM, INC. WHICH IS FULLY PAID AND NON-ASSESSABLE transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____________day of ________________________A.D.___________
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM    -- as tenants in common   UNIF GIFT MIN ACT -- ......Custodian.......
TEN ENT    -- as tenants by the entireties               (Cust)         (Minor)
                                                   under Uniform Gifts to Minors
JT TEN     -- as joint tenants with right of
              survivorship and not as tenants      Act ......................
              in common                                      (State)


Additional abbreviations may also be used though not in the above list.

For value received, _____________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
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----------------------------------------------------------------Shares
represented by the within certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,
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      In presence of
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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.